UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 29, 2026

VERRA MOBILITY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-37979	81-3563824
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2046 Riverview Auto Drive, Suite 300 Mesa, Arizona	85201
(Address of principal executive offices)	(Zip Code)

(480) 443-7000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of each class)	(Trading symbol)	(Name of each exchange on which registered)
Class A common stock, par value $0.0001 per share	VRRM	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 29, 2026, the Board of Directors (the “Board”) of Verra Mobility Corporation (the “Company”) appointed Matthew Kvarda as Interim Chief Financial Officer and principal financial officer of the Company, effective November 5, 2026 (“Appointment Date”), to serve until a permanent Chief Financial Officer is appointed. Mr. Kvarda succeeds Craig Conti, who, as previously disclosed, will resign as Executive Vice President and Chief Financial Officer of the Company effective November 4, 2026. The Board, with the assistance of an executive search firm, Spencer Stuart, is conducting a search for a permanent Chief Financial Officer.

Mr. Kvarda, age 56, is a Managing Director with Alvarez & Marsal North America, LLC (“A&M”), where he has worked since 2004. At A&M, Mr. Kvarda has served as Interim Chief Financial Officer or Interim senior management for a variety of public and non-public companies including Jacuzzi Brands, TEAM, Inc., Revlon, Inc. and 23andMe. Prior to joining A&M, Mr. Kvarda was a Senior Director at KPMG LLP from 2002 to 2003 and a Senior Director with Arthur Andersen & Co. from 1996 to 2002, and he served as an Assistant Vice President at Bank of America from 1992 to 1996. Mr. Kvarda earned a bachelor’s degree in economics from the University of California, San Diego, and an MBA from the University of California, Los Angeles.

Mr. Kvarda’s services are provided pursuant to an engagement letter, dated October 25, 2026, between the Company and A&M (the “Engagement Letter”). Under the Engagement Letter, A&M will also provide consulting services to the Company at the direction of the Company’s Chief Executive Officer pursuant to which A&M will advise the Company on liquidity, business plan and financial reporting matters from the commencement of such services through the Appointment Date. The Company will pay A&M a fixed rate of $150,000 per month (plus expenses) for such advisory services and Mr. Kvarda’s services as Interim Chief Financial Officer from the commencement of the advisory services through April 30, 2027, $165,000 per month (plus expenses) from May 1, 2027 through October 31, 2027, and $180,000 per month (plus expenses) thereafter, in each case prorated for any partial month. Aggregate fees payable to A&M for the advisory services and Mr. Kvarda’s services (excluding expenses) through and including October 31, 2027 may not exceed $1,890,000 without the Company’s prior written consent. The Company will also reimburse A&M for reasonable and documented out-of-pocket expenses and pay A&M a flat administrative charge equal to 2.5% of the fees for Mr. Kvarda’s services, and will pay A&M a retainer of $150,000 to be credited against amounts due at the end of the engagement. Mr. Kvarda will remain an employee of A&M, will not receive any compensation directly from the Company, and will not participate in, or receive any compensation or benefits under, any of the Company’s compensation, equity, bonus, retirement, health, welfare or other employee benefit plans or programs. The Company may terminate the Engagement Letter at any time, with immediate effect, and A&M may terminate the Engagement Letter without cause on 15 days’ prior written notice or immediately for Good Reason (as defined in the Engagement Letter). The Engagement Letter also contains customary confidentiality and non-solicitation provisions, a one-year restriction on Mr. Kvarda providing services to specified competitors of the Company, and provides for indemnification of A&M and its personnel acting as officers on the engagement.

In addition, on the Appointment Date, the Company intends to enter the Company’s standard form of indemnity agreement with Mr. Kvarda. The indemnity agreement provides for indemnification and advancements of certain expenses and costs relating to claims, suits or proceedings arising from Mr. Kvarda’s service to the Company or, at the Company’s request, service to other entities, as an officer or director to the maximum extent permitted by applicable law. Mr. Kvarda will also be covered under the Company’s director and officer liability insurance policies.

There are no arrangements or understandings between Mr. Kvarda and any other person pursuant to which Mr. Kvarda was appointed as Interim Chief Financial Officer of the Company, other than the Engagement Letter. There are no family relationships, as defined in Item 401 of Regulation S-K, between Mr. Kvarda and any director or executive officer of the Company.

Other than the Engagement Letter and the fees payable to A&M thereunder, Mr. Kvarda has not engaged in any transaction with the Company during the last fiscal year, and does not propose to engage in any transaction, that would be reportable under Item 404(a) of Regulation S-K.

The foregoing summary is qualified in its entirety by reference to the full text and terms of the Engagement Letter, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of Exhibits

10.1*	Engagement Letter, dated as of October 25, 2026, by and between Alvarez & Marsal North America, LLC and Verra Mobility Corporation.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Certain exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company will furnish supplementally a copy of any omitted exhibit to the Securities and Exchange Commission upon request. The Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules, exhibits or attachments so furnished.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 30, 2026	Verra Mobility Corporation

	By:	/s/ Craig Conti
	Name:	Craig Conti
	Title:	Chief Financial Officer